EXHIBIT 10.24
PROMISSORY NOTE

For value received, the undersigned, ARM Operating Company, with an address of P.O. Box 351, Columbia, Kentucky 42728, promises to pay to the order of Debra Adams, with an address of 425 Langnau Road, London, Kentucky 40741, the sum of FORTY NINE THOUSAND FIVE HUNDRED DOLLARS AND 00/100 ($49,500.00), together with interest from and after the date hereof at the rate of SEVEN (7%) PERCENT per annum, in TWELVE (12) equal and successive monthly installments of FIVE HUNDRED SEVENTY FOUR DOLLARS AND 74/100 ($574.74), with the first payment due thirty (30) days from and after the date hereof and each succeeding payment due on the same calendar day of the remainder of this note until the principal sum stated above has been paid in full.

In the event any payment is not made within thirty days (30) days of its due date, the entire unpaid principal balance shall be due and payable.

There shall be no penalty imposed upon prepayment of this all or a portion of this note.

Dated: this 10 day of October, 2011.

ARM OPERATING COMPANY

By:
MARSHALL E. HOLBOOK, VICE-PRESIDENT

WARRANTY DEED

THIS DEED OF CONVEYANCE made and entered into this 13 day of October, 2011 by and between

DEBRA ADAMS, single, with an address of 425 Langnau Road, London, Kentucky 40741, party of the first part (hereinafter called "Grantor"), and

ARM OPERATING COMPANY, with an address of P.O. Box 351, Columbia, Kentucky 42728, party of the second part (hereinafter called "Grantee");

WITNESSETH:  That the Grantor, for and in consideration of FIFTY THOUSAND DOLLARS AND 00/100 ($50,000.00) in cash paid to the Grantor by the Grantee, the receipt of which the Grantor acknowledges, has bargained and sold and hereby grants and conveys unto the Grantee, absolutely and in fee simple, the following described real property located in Clay County. Kentucky, to-wit:

Situated lying and being on the waters of Rockcastle River near the Clay and Laurel County line, about 1 ½  miles south-east of Langnau Post Office in Clay County, Kentucky and more particularly described as follows, to-wit:

Beginning at two white oaks on top of the hill in John D. Smith's line (a corner); thence a west course with the ridge as it meanders to George Allen's line; thence with Joe Abb Allen's line to Matt Benge's line and a white oak and black oak corner in the same; thence a northerly direction down the hill to a white oak on the bank of the branch thence the same course to the top of the ridge to George House's line; thence with the ridge as it meanders to the beginning, containing one hundred (100) acres more or less.

There is excepted from the above tract and reserved to W.D. Felter all the coal, minerals and mineral products, all the stone, oil and gas, in, on or under said land, with usual and customary rights of way over, to and through said land for the purpose of building roads, drilling wells, laying pipe lines, building houses, tipples, and any other thing necessary in the operation of said minerals and mineral products and removing same from said land, together with the use of such standing timber under 12 inches in diameter as may be necessary in the operation of same.

BEING ALL OF THE SAME PROPERTY acquired by Debra Adams by deed from E.B. Whitaker and Evelyn Whitaker, husband and wife, dated July 20, 2000 and recorded July 20, 2000 in Deed Book 255, at page 444, in the office of the Clay County Court Clerk at Manchester, Kentucky,

2011 Clay County ad valorem real estate taxes will be the responsibility and c/o of ARM Operating Company, P.O. Box 351, Columbia, Kentucky 42728.

TO HAVE AND TO HOLD all the above-described property, together with all the rights, privileges, appurtenances and improvements thereunto belonging, unto the Grantee and its successors and assigns forever, with covenant of GENERAL WARRANTY of title except restrictions of record and recorded or unrecorded but existing easements.

THE PARTIES HERETO CERTIFY that the consideration reflected in this deed is the full consideration paid for the property.

IN TESTIMONY WHEREOF, the parties have executed this instrument on this date which is first above written.

GRANTOR:	GRANTEE:

ARM OPERATING COMPANY

By:
DEBRA ADAMS	MARSHALL E. HOLBROOK, VICE PRESIDENT

STATE OF KENTUCKY
COUNTY OF Laurel

I, Shelby L. Adkins, the undersigned Notary Public in and for the state and county aforesaid, hereby certify that the foregoing instrument was on this 13 day of October, 2011, produced to me in said state and county and was then and there acknowledged and sworn to before me by Debra Adams, party thereto, to be her own voluntary act and deed.

My Commission Expires: 6-16-2013.

NOTARY PUBLIC/STATE AT LARGE

STATE OF KENTUCKY
COUNTY OF Laurel

I, Shelby L. Adkins, the undersigned Notary Public in and for the state and county aforesaid, hereby certify that the foregoing instrument was on this 13 day of October, 2011, produced to me in said state and county and was then and there acknowledged and sworn to before me by ARM Operating Company, by and through Marshall E. Holbrook, its Vice President, to be the voluntary act and deed of said corporation.

My Commission Expires: 6-16-2013.

NOTARY PUBLIC/STATE AT LARGE

THIS INSTRUMENT WAS PREPARED BY:

DARRELL L. SAUNDERS, PSC ATTORNEY AT LAW 700 MASTER STREET P.O. BOX 1324 CORBIN, KENTUCKY 40702 TELEPHONE: (606) 523-1370 FAX NUMBER: (606) 523-1372